Exhibit 10.3

SILICON STORAGE TECHNOLOGY, INC.

1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Adopted on October 3, 1995

Approved by the Shareholders November 1995

Amended by the Board of Directors June 1999 and
Approved by the Shareholders June 1999

Amended by the Board of Directors April 2003 and
Approved by the Shareholders June 2003

Amended by the Board of Directors April 2005

  Purpose.

    The purpose of the Silicon Storage Technology, Inc. 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Silicon Storage Technology, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

    The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

    The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

  Administration.

    The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

    The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

  Shares Subject to the Plan.

    Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate nine hundred fifty thousand (950,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

    The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

  Eligibility.

  Options shall be granted only to Non-Employee Directors of the Company.

  Non-Discretionary Grants.

    Upon the date of the effectiveness of the Company's initial public offering (the "Effective Date"), each person who is then a Non-Employee director automatically shall be granted an option to purchase twenty four thousand (24,000) shares of common stock of the Company on the terms and conditions set forth herein.

    Each person who, after the Effective Date, is appointed or elected for the first time to be a Non-Employee Director automatically shall be granted, upon the date of initial appointment or election to be a Non-Employee Director by the Board or shareholders of the Company, an option to purchase forty-five thousand (45,000) shares of common stock of the Company on the terms and conditions set forth herein.

    On the date of each annual meeting of the Company after the Effective Date, commencing with the annual meeting held in 1997, (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since the Company's annual meeting in the immediately preceding year automatically shall be granted an option to purchase twelve thousand (12,000) shares of common stock of the Company on the terms and conditions set forth herein, and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying twelve thousand (12,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

  Option Provisions.

  Each option shall be subject to the following terms and conditions:

    The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant (the "Expiration Date"). If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non- Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all such service under the provisions of subparagraph 6(e).

    The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

    Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

      Payment of the exercise price per share in cash at the time of exercise; or

      Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

      Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

    Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

    An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

    Each option granted to a Non-Employee Director upon the date of initial election to be a Non-Employee Director by the Board or shareholders of the Company pursuant to Section 5(b) hereof shall vest as to 25% of the shares subject to such option on the yearly anniversary of the date of grant. All other options granted hereunder shall be fully vested and exercisable upon the date of grant.

    The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

    Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

    The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

  Covenants of the Company.

    During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option.

  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

  Use of Proceeds From Stock.

  Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

  Miscellaneous.

    Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

    Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

    Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

    No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

    In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal or lapse of any restrictions on transfer, that such Non- Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

    As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

      If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

      If the common stock is quoted on Nasdaq (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

      In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.

  Notwithstanding the foregoing, the fair market value of the common stock for an option granted on the Effective Date shall be the price per share at which shares of common stock of the Company are first sold to the public in the Company's initial public offering.

  Adjustments Upon Changes in Stock.

    If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

    In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by shareholders of the Company immediately before such transaction, the time during which options outstanding under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

  Amendment of the Plan.

    The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code or applicable regulations or rulings thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

      Increase the number of shares which may be issued under the Plan;

      Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

      Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Code.

    Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

  Termination or Suspension of the Plan.

    The Board in its discretion, may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

    Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

    The Plan shall terminate upon the occurrence of any of the events described in Section 1 D(b) above.

  Effective Date of Plan; Conditions of Exercise.

    The Plan shall become effective on the Effective Date (as defined in subparagraph 5(a)), subject to the condition that the Plan be approved by the shareholders of the Company.

    No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

NONSTATUTORY STOCK OPTION

SILICON STORAGE TECHNOLOGY, INC.

1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

[[Name]], Optionee:

Silicon Storage Technology, Inc. (the "Company"), pursuant to its 1995 Non-Employee Directors' Stock Option Plan (the "Plan") has, as of the date set forth on the Company's signature page below, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the"Code").

The details of your option are as follows:

1. The total number of shares of Common Stock subject to this option is [[SpellShares]] ([[NoShares]]). Subject to the limitations contained herein, this option shall be exercisable in full upon the date of grant, provided that you have, during the entire year prior to such vesting date, continuously served as a Non-Employee Director (as defined in the Plan) of the Company, whereupon this option shall be become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

2. The exercise price of this option is $[[StockPrice]] ([[SpellPrice]]) per share, being equal to 100% of the fair market value of the Common Stock on the date of grant of this option.

3 (a) This option may be exercised, to the extend specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to paragraph 6 of the Plan. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

(b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

4. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

5. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Dated this ______ day of ____________, ______.

Very truly yours,

Silicon Storage Technology, Inc.

By:

Duly authorized on behalf

of the Board of Directors

The undersigned:

(a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan.

(b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock options plans of the Company, and (ii) the following agreements only:

NONE ____________________
                (Initial)

OTHER _____________________
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[[Name]]

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